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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 1, 1999



              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          0-16027                                13-3341425
  ----------------------              ------------------------------------
  Commission File Number              (I.R.S. Employer Identification No.)


      27611 La Paz Road, P.O. Box A-1, Laguna Niguel, California 92677-0100
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (714) 643-7700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)



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                         REAL ESTATE INCOME PARTNERS III



ITEM 5. OTHER EVENTS.

The agreement to sell all of Real Estate Income Partners III's properties to Abbey Investments, Inc. ("Abbey") has been terminated. Abbey had requested a material reduction in the purchase price, which the Partnership did not agree to. The Partnership is in dissolution and is actively soliciting alternative buyers for its properties.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




REAL ESTATE INCOME PARTNERS III,
LIMITED PARTNERSHIP


By: BIRTCHER/LIQUIDITY          By: BIRTCHER INVESTORS,
    PROPERTIES                      a California limited partnership
    (General Partner)
                                    By: BIRTCHER INVESTMENTS,
                                        a California general partnership,
                                        General Partner of Birtcher Investors

                                        By: BIRTCHER LIMITED,
                                            a California limited partnership,
                                            General Partner of Birtcher
                                            Investments

                                            By: BREICORP,
                                                a California corporation,
                                                formerly known as Birtcher
                                                Real Estate Inc., General
                                                Partner of Birtcher Limited

Date: February 4, 1999                          By: /s/Robert M. Anderson
                                                   -----------------------------
                                                   Robert M. Anderson
                                                   Executive Director
                                                   BREICORP

                                By: LF Special Fund I, L.P.,
                                    a California limited partnership

                                    By: Liquidity Fund Asset Management, Inc.,
                                        a California corporation, General
                                        Partner of LF Special Fund I, L.P.

Date: February 4, 1999                  By: /s/ Brent R. Donaldson
                                           -------------------------------------
                                           Brent R. Donaldson
                                           President
                                           Liquidity Fund Asset Management, Inc.



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